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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        _______________________________



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 23, 1997



                            JP Foodservice, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


               Delaware                   0-24954         52-1634568
     ---------------------------------  -----------   ------------------
     (State or other jurisdiction of    (Commission      (IRS Employer
            incorporation)              File Number)  Identification No.)


    9830 Patuxent Woods Drive, Columbia, Maryland                   21046
    -----------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (410) 312-7100
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Effective December 23, 1997, Rykoff-Sexton, Inc., a Delaware corporation ("Rykoff-Sexton"), merged (the "Merger") with and into Hudson Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of JP Foodservice, Inc. (the "Registrant"), pursuant to an Agreement and Plan of Merger, dated as of June 30, 1997, as amended as of September 3, 1997 and November 5, 1997, among Rykoff-Sexton, Merger Sub and the Registrant (the "Merger Agreement"). Merger Sub was the surviving corporation in the Merger (the "Surviving Corporation"), was renamed Rykoff-Sexton, Inc. as of the effective time of the Merger (the "Effective Time") and will continue to be a wholly-owned subsidiary of the Registrant. A copy of the press release announcing the consummation of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

          At the Effective Time, each issued and outstanding share of Common Stock, par value $.10 per share, of Rykoff-Sexton (the "Rykoff-Sexton Common Shares") (other than Rykoff-Sexton Common Shares, if any, owned by the Registrant, Merger Sub or Rykoff-Sexton, which were canceled) was converted into the right to receive 0.775 (the "Exchange Ratio") of a share of Common Stock, par value $.01 per share, of the Registrant (the "JP Foodservice Common Shares"). No fractional JP Foodservice Common Shares will be issued in connection with the Merger. In lieu of such fractional shares, a holder of Rykoff-Sexton Common Shares will receive an amount in cash equal to the fractional portion of a JP Foodservice Common Share such holder would have received based on the Exchange Ratio multiplied by the average closing price of a JP Foodservice Common Share over the ten trading days preceding the fifth trading day prior to consummation of the Merger. In connection with the Merger, holders of Rykoff-Sexton Common Shares immediately before the Merger are expected to receive JP Foodservice Common Shares representing approximately 50% of the JP Foodservice Common Shares outstanding giving effect to the Merger. Entities (the "ML Investors") holding Rykoff-Sexton Common Shares immediately before the Merger who are affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, an international investment banking and advisory firm, are expected to receive JP Foodservice Common Shares representing approximately 17% of the JP Foodservice Common Shares outstanding giving effect to the Merger.

          At the Effective Time, the Registrant assumed each option to purchase Rykoff-Sexton Common Shares outstanding under certain Rykoff-Sexton director and employee stock plans immediately before the Merger and all warrants to purchase Rykoff-Sexton Common Shares outstanding immediately before the Merger. In connection with the Merger, each assumed option and each assumed warrant was converted into an option or warrant, as the case may be, to purchase, on the same terms and conditions as were applicable to such options (subject to adjustment of the applicable exercise prices thereunder based on the Exchange

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Ratio) and warrants, an adjusted number of JP Foodservice Common Shares based on the Exchange Ratio.

          It is intended that the Merger will be accounted for by the Registrant as a pooling of interests in accordance with generally accepted accounting principles. The Registrant expects that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

          The Registrant's Registration Statement on Form S-4 (Registration No. 333-32711), which was declared effective by the Securities and Exchange Commission on November 24, 1997 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and Rykoff-Sexton. Such information in the Registration Statement includes, but is not limited to, information regarding the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationship between Rykoff-Sexton and the Registrant, any affiliate, director or officer of the Registrant or any associate of any such director or officer, the nature of Rykoff-Sexton's business and the Registrant's intended use of the assets acquired in the Merger.

          The information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

          BOARD OF DIRECTORS. Pursuant to the Merger Agreement, prior to the Effective Time, the Registrant increased the size of the Registrant's Board of Directors from nine to 17 directors. Immediately following the Effective Time, the Registrant's Board of Directors consisted of (i) the nine incumbent members of the Registrant's Board of Directors immediately prior to the Effective Time and (ii) the following seven individuals who were serving as members of the Rykoff-Sexton Board of Directors immediately prior to the Effective Time and who were designated pursuant to the Merger Agreement: Mark Van Stekelenburg, James
I. Maslon, James P. Miscoll, Neil I. Sell, Bernard Sweet, Matthias B. Bowman and Albert J. Fitzgibbons, III. Pursuant to the Merger Agreement, Messrs. Bowman and Fitzgibbons were designated by Merrill Lynch Capital Partners, Inc., the general partner of certain of the ML Investors. Pursuant to the Merger Agreement, a 17th director may be designated by the Chairman of the Board of the Registrant after the Merger. No such designation had been made as of the date of this Current Report on Form 8-K.

          Pursuant to the Merger Agreement, the Registrant increased from three to six directors the size of the classes of the Registrant's Board of Directors

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with directors whose terms expire in 1998 (the "1998 class") and 1999 (the "1999 class") and increased from three to five directors the size of the class with directors whose terms expire in the year 2000 (the "2000 class"). Effective immediately following the Effective Time, Messrs. Van Stekelenburg, Maslon and Sell were appointed to the 1998 class, Messrs. Sweet, Miscoll and Fitzgibbons were appointed to the 1999 class and Mr. Bowman was appointed to the 2000 class.

          AMENDMENT OF BY-LAWS. Pursuant to the Merger Agreement, the Registrant amended its By-laws. A copy of the Registrant's Amended and Restated By-laws, as so amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

          AMENDMENT OF RIGHTS AGREEMENT. Pursuant to the Merger Agreement, as of the Effective Time, the Registrant amended the Rights Agreement, dated as of February 19, 1996, as amended, between the Registrant and The Bank of New York, as Rights Agent. A copy of such amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

          REGISTRATION RIGHTS AGREEMENT. In connection with the Merger, as of the Effective Time, the Registrant assumed the rights and obligations of Rykoff-Sexton under a registration rights agreement with the ML Investors and other former stockholders of Rykoff-Sexton named therein. Under the registration rights agreement, as so amended, the ML Investors have certain "demand" rights and the ML Investors and such other former stockholders of Rykoff-Sexton have certain "piggyback" rights requiring the Registrant, subject to specified limitations and qualifications, to register the transfer under the Securities Act of 1933 of all or a portion of the JP Foodservice Common Shares issued to them in the Merger in exchange for Rykoff-Sexton Common Shares entitled to registration rights prior to the Effective Time.

          INDENTURE. In connection with the Merger, the Surviving Corporation succeeded to the rights and obligations of Rykoff-Sexton under the indenture (the "Indenture") pursuant to which approximately $130 million principal amount of Rykoff-Sexton's 8 7/8% Senior Subordinated Notes due 2003 (the "Rykoff-Sexton Public Notes") were outstanding as of December 27, 1997. Pursuant to the Indenture, within 30 business days after the Merger is consummated, the Surviving Corporation will be required to make an offer to purchase the Rykoff-Sexton Public Notes at a purchase price equal to 101% of their principal amount, plus accrued interest from the most recent preceding semi-annual interest payment date to the redemption date.


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          NEW CREDIT FACILITY.  In connection with the Merger, immediately following the Effective Time, the Registrant, through its subsidiaries, entered into a new revolving credit facility and a new 364-day revolver/term loan facility (collectively, the "New Credit Facility") with a syndicate of banks which will provide the Registrant with funding of up to $750 million. The Registrant has applied a portion of such funds to refinance indebtedness of the Registrant and Rykoff-Sexton outstanding at the Effective Time under their former senior bank credit facilities and has applied and will apply a portion of such funds to repay all amounts outstanding under the Registrant's 8.55% Senior Notes due 2004. The Registrant will use other borrowings under the New Credit Facility to pay fees and expenses incurred in connection with the Merger and to finance capital expenditures and on-going capital needs.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by this Item 7(a) will be filed by amendment to this Current Report on Form 8-K.

          (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma combining consolidated financial statements of the Registrant giving effect to the Merger under the pooling of interests method of accounting are incorporated herein by reference from the Registration Statement:

               Unaudited Pro Forma Combining Consolidated Balance Sheet as of September 27, 1997.

               Unaudited Pro Forma Combining Consolidated Statements of Operations for the Fiscal Year ended July 1, 1995.

               Unaudited Pro Forma Combining Consolidated Statements of Operations for the Fiscal Year ended June 29, 1996.

               Unaudited Pro Forma Combining Consolidated Statements of Operations for the Fiscal Year ended June 28, 1997.

               Unaudited Pro Forma Combining Consolidated Statements of Operations for the Three Months ended September 28, 1996.

               Unaudited Pro Forma Combining Consolidated Statements of Operations for the Three Months ended September 27, 1997.

               Notes to Unaudited Pro Forma Combining Consolidated Financial Statements.

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          (c)  EXHIBITS (LISTED ACCORDING TO THE NUMBER ASSIGNED IN ITEM 601 OF
               REGULATION S-K UNDER THE SECURITIES ACT OF 1933):

Exhibit No.                          Description
-----------                          -----------
  2.1 Agreement and Plan of Merger, dated as of June 30, 1997, among JP Foodservice, Inc. (the "Company"), Hudson Acquisition Corp. and Rykoff-Sexton, Inc. (incorporated by reference to Exhibit
                2.1 to the Company's Current Report on Form 8-K dated June 30, 1997 and filed with the Securities and Exchange Commission on July 2, 1997).

  2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, among the Company, Hudson Acquisition Corp. and Rykoff-Sexton, Inc. (incorporated by reference to Exhibit
                2.2 to the Company's Current Report on Form 8-K dated September 3, 1997 and filed with the Securities and Exchange Commission on September 9, 1997).

  2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of November 5, 1997, among the Company, Hudson Acquisition Corp. and Rykoff-Sexton, Inc. (incorporated by reference to Exhibit
                2.3 to the Company's Current Report on Form 8-K dated November 5, 1997 and filed with the Securities and Exchange Commission on November 7, 1997).

  3.1           Amended and Restated By-Laws of the Company.

 10.1 Amendment No. 4 to Rights Agreement, dated as of December 23, 1997, between the Company and The Bank of New York, as Rights Agent.

 99.1           Press Release dated December 23, 1997.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JP FOODSERVICE, INC.

                              By:   /s/ Lewis Hay, III
                                  -----------------------------
                                  Lewis Hay, III
                                  Executive Vice President and
                                   Chief Financial Officer

Date:  January 7, 1998

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